BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2020 Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

(each, a “LifePath Dynamic Fund” and collectively, the “LifePath Dynamic Funds”)

Supplement dated November 9, 2017 to the

Prospectuses of each of the LifePath Dynamic Funds, as supplemented to date

Effective immediately, the following changes are made to the LifePath Dynamic Funds’ Prospectuses:

The following replaces the chart in the sections of each Prospectus entitled “Fund Overview — Key Facts About [the LifePath Dynamic Fund] — Principal Investment Strategies of the Fund,” as applicable:

The following table lists the years until retirement and the target allocation among asset classes for each of the BlackRock LifePath® Dynamic Funds as set out in the above chart:

Name of Fund	Years Until Retirement	Equity Funds (includes REITs)[1]	Fixed-Income Funds[1]
BlackRock LifePath® Dynamic 2055 Fund	38	99%	1%
BlackRock LifePath® Dynamic 2050 Fund	33	99%	1%
BlackRock LifePath® Dynamic 2045 Fund	28	97%	3%
BlackRock LifePath® Dynamic 2040 Fund	23	91%	9%
BlackRock LifePath® Dynamic 2035 Fund	18	82%	18%
BlackRock LifePath® Dynamic 2030 Fund	13	72%	28%
BlackRock LifePath® Dynamic 2025 Fund	8	61%	39%
BlackRock LifePath® Dynamic 2020 Fund	3	49%	51%
BlackRock LifePath® Dynamic Retirement Fund	0	40%	60%

[1]	BFA may adjust the allocation to equity and fixed-income in the Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations.

Shareholders should retain this Supplement for future reference.

PRO-LPD-1117SUP

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